Exhibit 99.1

MSC Industrial Direct Co., Inc. 75 Maxess Road Melville, New York 11747-3151 Tel. 800.645.7270 Fax. 800.255.5067 www.mscdirect.com news

Investor Contact:

John G. Chironna

VP Investor Relations & Treasurer

MSC Industrial Direct Co. Inc.

(704) 987-5231

Media Contact:

Rachel Rosenblatt

FTI Consulting – Strategic Communications

(212) 850-5600

FOR IMMEDIATE RELEASE

MSC INDUSTRIAL DIRECT CO., INC. DECLARES REGULAR QUARTERLY DIVIDEND

Melville, NY, June 19, 2014 - MSC INDUSTRIAL DIRECT CO., INC. (NYSE: MSM), “MSC” or the “Company,” the premier distributor of Metalworking and Maintenance, Repair and Operations (“MRO”) supplies to industrial customers throughout North America, today announced that its Board of Directors has declared a cash dividend of $0.33 per share. The $0.33 dividend is payable on July 22, 2014 to shareholders of record at the close of business on July 8, 2014.

About MSC Industrial Direct Co., Inc. MSC Industrial Direct Co., Inc. is one of the largest distributors of Metalworking and Maintenance, Repair and Operations ("MRO") supplies to industrial customers throughout North America. MSC employs one of the industry's largest sales forces and distributes approximately 760,000 industrial products from approximately 3,000 suppliers. In-stock availability is approximately 99%, with next day standard delivery to the contiguous United States on qualifying orders up until 8 p.m. Eastern Time. For more information, visit MSC's website at http://www.mscdirect.com.

Note Regarding Forward-Looking Statements: Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, including the Barnes Distribution North America acquisition, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: problems with successfully integrating acquired operations, unanticipated delays or costs associated with opening or expanding our customer fulfillment centers or customer service centers, current economic, political and social conditions, changing customer and product mixes, industry consolidation and other changes in the industrial distribution sector, the loss of key suppliers, key brands or supply chain disruptions, competition, general economic conditions in the markets in which we operate, volatility in commodity and energy prices, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers or shipping ports, dependence on our information systems and on key personnel, the outcome of potential government or regulatory proceedings or future litigation relating to pending or future claims, inquiries or audits, failure to comply with applicable environmental, health and safety laws and regulations, the potential impairment of goodwill and intangible assets record as a result of our acquisitions, disclosing our use of “conflict minerals” in certain of the products we distribute and our ability to enhance our information technology systems without disruption to our business operations. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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